UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2007

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Texas	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 ½ Abercorn Street, Savannah, GA 31405
(Address of principal executive offices / Zip Code)

912-352-7488
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01 Other Events.

On April 9, 2007, Health Discovery Corporation (the “Company”) distributed a Shareholder Letter to its shareholders and posted a copy on the Company’s website (www.healthdiscoverycorp.com). A copy of the Shareholder Letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety in this Item 8.01 disclosure.

In addition, the Company announces that the record date for its special meeting of shareholders is April 16, 2007. Additional information regarding the special meeting will be distributed to the shareholders in the coming weeks.

Item 9.01 Financial Statements and Exhibits

99.1 Shareholder Letter of the Company dated April 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: April 9, 2007	By:	/s/ Daniel Furth
Daniel Furth Principal Financial Officer

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